Exhibit 99.3
MEADOWBROOK APARTMENTS
LIMITED PARTNERSHIP
FINANCIAL REPORT
AND SUPPLEMENTARY INFORMATION
DECEMBER 31, 2006 AND 2005

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
TABLE OF CONTENTS
DECEMBER 31, 2006 AND 2005

Independent Auditor’s Report	Page 1

FINANCIAL STATEMENTS

Balance Sheets	2

Statements of Operations	3

Statements of Changes in Partners’ Equity	4

Statements of Cash Flows	5

Notes to Financial Statements	6 — 12

Independent Auditor’s Report on Supplementary Information	14

SUPPLEMENTARY INFORMATION

Detailed Balance Sheet Schedules	15

Detailed Statement of Operations Schedules	16 — 18

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT
To the Partners of Meadowbrook Apartments Limited Partnership c/o Joint Development & Housing Corporation
We have audited the accompanying balance sheets of Meadowbrook Apartments Limited Partnership as of December 31, 2006 and 2005, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meadowbrook Apartments Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Certified Public Accountants
Cincinnati, Ohio
January 31, 2007
Donald R. Harting
Terrence P. Egan
James R. Hochwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G. O’Neil
Julie M. Kline
Dustin C. Fry
Terry L. Yobo
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin J. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L. Hesch
RETIRED
David E. Flagel
Gerald P. Flagel
Arthur J. Huber
Louis G. Homan

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937) 293-5481 /	phone: (513) 774-0300 / fax: (513) 774-7250 /
www.fhf-cpa.com	www.fhf-cpa.com

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
BALANCE SHEETS

	DECEMBER 31,
	2006	2005
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$109,633	$152,745
Receivables, net of allowance for doubtful accounts of $320 and $359 in 2006 and 2005, respectively	3,484	4,858
Reserve for replacement	4,711	4,303
Real estate taxes and insurance escrow	27,982	32,184
Project expense loans receivable	59,698	46,129

TOTAL CURRENT ASSETS	205,508	240,219

FIXED ASSETS, at net book value	3,702,737	3,987,495

OTHER ASSETS, net of accumulated amortization	81,097	88,098

TOTAL ASSETS	$3,989,342	$4,315,812

LIABILITIES AND PARTNERS’ EQUITY

CURRENT LIABILITIES
Trade payables	$10,442	$11,510
Accrued expenses	26,707	28,953
Security deposits	49,242	45,340
Deferred revenue	7,874	1,233
Current portion of mortgage payable	141,389	129,199

TOTAL CURRENT LIABILITIES	235,654	216,235

LONG-TERM DEBT
Mortgage payable	2,586,446	2,727,835
Project expense loans	53,000	53,000

TOTAL LONG—TERM DEBT	2,639,446	2,780,835

TOTAL LIABILITIES	2,875,100	2,997,070

PARTNERS’ EQUITY
Investor Limited Partner	265,961	435,986
Special Limited Partner	10	10
General Partner	848,271	882,746

	1,114,242	1,318,742

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$3,989,342	$4,315,812

The accompanying notes are an integral part of these statements.

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005

INCOME FROM RENTS AND MISCELLANEOUS	$831,004	$865,407

RENTAL EXPENSES
Administrative expense	132,450	131,031
Utilities	25,775	17,536
Operating and maintenance expense	131,750	130,994
Real estate taxes	55,237	54,931
Other taxes, licenses and permits	7,543	6,424
Insurance	33,343	22,920

	386,098	363,836

NET RENTAL INCOME	444,906	501,571

OTHER DEDUCTIONS
Mortgage interest expense	252,382	263,564

INCOME — before depreciation and amortization	192,524	238,007

DEPRECIATION	316,187	308,496
AMORTIZATION	7,001	7,001

	323,188	315,497

NET LOSS	$(130,664)	$(77,490)

The accompanying notes are an integral part of these statements.

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
STATEMENTS OF CHANGES IN PARTNERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	GENERAL PARTNER	INVESTOR LIMITED PARTNER	SPECIAL LIMITED PARTNER	TOTAL
Balance — January 1, 2005	$893,876	$530,556	$10	$1,424,442
Net loss — 2005	(775)	(76,715)	0	(77,490)
Distributions — 2005	(10,355)	(17,855)	0	(28,210)

Balance — December 31, 2005	882,746	435,986	10	1,318,742
Net loss — 2006	(1,307)	(129,357)	0	(130,664)
Distributions — 2006	(33,168)	(40,668)	0	(73,836)

Balance — December 31, 2006	$848,271	$265,961	$10	$1,114,242

The accompanying notes are an integral part of these statements.

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(130,664)	$(77,490)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	316,187	308,496
Amortization	7,001	7,001
Changes in assets and liabilities:
Receivables	1,374	(1,579)
Reserve for replacement	(408)	3,485
Real estate taxes and insurance escrow	4,202	(1,024)
Trade payables	(1,068)	(2,105)
Accrued expenses	(2,246)	1,224
Security deposits	3,902	18
Deferred revenue	6,641	(76)

NET CASH PROVIDED BY OPERATING ACTIVITIES	204,921	237,950

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of improvements, equipment and furnishings	(31,429)	(32,467)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on mortgage	(129,199)	(118,060)
Project expense loans	(13,569)	(21,369)
Distributions to partners	(73,836)	(28,210)

NET CASH USED IN FINANCING ACTIVITIES	(216,604)	(167,639)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(43,112)	37,844

CASH AND CASH EQUIVALENTS — beginning of year	152,745	114,901

CASH AND CASH EQUIVALENTS — end of year	$109,633	$152,745

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
Interest	$253,357	$264,454

The accompanying notes are an integral part of these statements.

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
1.	ORGANIZATION

The Partnership was formed on November 21, 1991, to acquire land in Campbell County, Kentucky, to construct a 118-unit apartment project qualifying for low income housing tax credits provided under Section 42(a) of the Internal Revenue Code, and to lease, manage and operate the project. The Partnership was organized as a limited partnership by Joint Development & Housing Corporation (JDH) and Ashford Investment Corporation (Ashford) as general partners and JDH as the limited partner.

On March 6, 1992, the Partnership Agreement was amended to reflect the withdrawal of Ashford as a general partner and to substitute Towne Building Group, Inc. (TBG) for JDH as the Original Limited Partner.

On May 1, 1992, the Partnership Agreement was amended and restated to admit Boston Financial Institutional Tax Credits II, A Limited Partnership (BFITC) as the Investor Limited Partner and SLP, Inc. (SLP) as a Special Limited Partner; to reflect the withdrawal of TBG, the Original Limited Partner and to set out more fully the rights, obligations and duties of the Partners.

Rental operations commenced on March 4, 1992.

Allocation of Income or Loss and Tax Credits

The Partnership Agreement provides that income or loss and tax credits are to be allocated as follows:

General Partner (GP)	1%
Investor Limited Partner (ILP)	99%
Special Limited Partner (SLP)	0%
In the event the General Partner funds operating expenses of the Partnership for the period ending three (3) years after the Development Obligation Date through Project Expense Loans (see Note 7), Partnership losses will be specially allocated to the General Partner to the extent of such loans.

Allocation of Cash Flows

Cash flows (as defined in the Partnership Agreement) for each fiscal year (or fractional portion thereof) after May 8, 1993 are to be distributed, within ninety (90) days of year-end, in the following priority:

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
1.	ORGANIZATION (continued)

First:	100% to ILP until ILP has received $7,500 per year, cumulative but not compounded;
Second:	to repay any accrued but unpaid management fees and any other amounts due the Management Agent, whenever incurred, by any and all of the Integrated Partnerships (as defined in the Amendment to Limited Partnership Agreements dated March 4, 1998) and any Project Expense Loans (as defined in the Partnership Agreement) of any Integrated Partnership, then outstanding and incurred on or after January 1, 1997; and
Third:	to ILP and GP in equal shares.
For the years ended December 31, 2006 and 2005, respectively, distributions from Cash Flows were $73,836 and $28,210, respectively.

Distributions of Other Than Cash Flow

Prior to dissolution, if the General Partner shall determine that there are proceeds available for distribution from a Capital Transaction (as defined in the Partnership Agreement), such proceeds shall be applied and distributed in accordance with the provisions of the Partnership Agreement, as amended.
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements are prepared on the accrual basis of accounting.

Depreciation Methods

Depreciation for financial reporting is computed using the straight-line method over the estimated useful lives of the assets, and for income tax purposes is computed primarily using accelerated methods over the statutory lives of the assets. The Partnership follows the practice of charging expenditures for additions or major replacements to the asset accounts. When an asset is retired or otherwise disposed of, its cost and the related accumulated depreciation are eliminated from their respective accounts and any gain or loss is reflected in the statement of operations.

Fair Value of Financial Instrument

The carrying amount of the mortgage payable approximates fair value as a result of the current mortgage rates available to the Partnership at December 31, 2006.

Cash and Cash Equivalents

The Partnership considers financial instruments with maturities of three months or less to be cash equivalents.

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts Receivable

Tenant rent charges for the current month are due on the first of the month. Rental payments received in advance are deferred until earned. Tenants who are evicted or move out are charged with any damages or cleaning fees in excess of the security deposit. The Partnership accounts for all past due rents as stipulated in the lease agreement, and recognizes other tenant charges on the date assessed at the actual amount due. The Partnership does not accrue interest on tenant receivable balances. Tenant receivable balances in excess of 90 days in arrears are transferred to a collection agency and written off to bad debt expense at that time. The allowance method is used to estimate bad debt expense based on collection experience. The Partnership recognized bad debt expense for 2006 and 2005 of $4,346 and $1,271, respectively.

Concentration of Credit Risk

The Partnership maintains its cash balances in various Cincinnati, Ohio financial institutions which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

Advertising costs are charged to operations when incurred. Advertising expense for 2006 and 2005 was $29,627 and $29,815, respectively.

3.	RECEIVABLES

The following is a summary of receivables at December 31, 2006 and 2005:

	2006	2005
Rent receivable	$3,804	$5,217
Less: allowance for doubtful accounts	(320)	(359)

	$3,484	$4,858

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
4.	FIXED ASSETS

			Depreciable
	2006	2005	Life in Years
COST
Qualifying for tax credits:
Buildings	$5,883,467	$5,883,467	27
Site improvements	1,224,549	1,224,549	20
Equipment and furnishings	107,798	107,798	12
Not qualifying for tax credits:
Land	495,833	495,833	—
Land improvements — additions	75,210	75,210	20
Equipment — additions	182,287	188,097	12

	7,969,144	7,974,954
Less: accumulated depreciation	(4,266,407)	(3,987,459)

NET BOOK VALUE	$3,702,737	$3,987,495

5.	OTHER ASSETS

The following is a summary of amortizable costs and the related accumulated amortization:

	2006	2005	Amortization Period
COST
Loan cost	$175,029	$175,029	25 years
Less: accumulated amortization	(93,932)	(86,931)

	$81,097	$88,098

6.	MORTGAGE PAYABLE

In July 1993 the Partnership obtained a 25-year permanent mortgage loan with GMAC Commercial Mortgage in the principal amount of $3,776,000. Monthly principal and interest is $31,874. The loan bears interest at 9.05% and matures in 2018. The loan is closed to prepayment until June 1, 2008. From June 1, 2008 through the remaining term of the loan, the prepayment penalty is one percent (1%) of the outstanding loan balance. The loan is collateralized by the 118-unit apartment complex in Campbell County, Kentuclcy known as Meadowview Apartments. The Partners have no personal liability with respect to this indebtedness.

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
6.	MORTGAGE PAYABLE (continued)

Following are maturities of the mortgage payable for each of the next five (5) years, and in the aggregate:

2007	$141,389
2008	154,729
2009	169,327
2010	185,303
2011	202,787
Later years	1,874,300

$2,727,835

7.	PROJECT EXPENSE LOANS

The General Partner is required to provide necessary funds (up to $375,000 in the aggregate) to discharge Project Expenses (as defined in the Partnership Agreement) or assure maintenance of Surplus Cash (as defined in the Partnership Agreement) of at least $1 at all times for the period ending three (3) years after the Development Obligation Date (August 25, 1993). During 1995, the General Partner made Project Expense Loans to the Partnership totaling $53,000. These loans are non-interest bearing and are repayable only upon a Capital Transaction as provided in the Partnership Agreement (see Note 1).

The Partnership has made advances to the General Partner in the form of operational advance loans to affiliates (as defined in the Amendment to the Limited Partnership Agreement dated March 4, 1998). The loans totaled $59,698 and $46,129 as of December 31, 2006 and 2005, respectively. These loans are non-interest bearing and are repayable only as provided in the Partnership Agreement (see Note 1).

8.	RESERVE FOR REPLACEMENT

The General Partner is responsible for the establishment of a reserve account for capital replacements. The account is to be funded by monthly deposits, commencing on the Project Completion Date (July 31, 1992), equal to the greater of the amount required by the lender or $1,475. Permanent financing was obtained on July 29, 1993, at which time the lender required the Partnership to deposit $1,967 monthly with the lender. Effective August 2003, the lender increased the required monthly deposit to $2,950. Disbursements from the reserve account are permitted for expenditures approved upon written request of the lender.

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006 AND 2005
9.	RELATED PARTY TRANSACTIONS

Effective August 1, 1992, the Partnership entered into a management agreement with Towne Properties Asset Management Company (TPAMC), an affiliate of JDH, in which TPAMC will act as the manager and leasing agent for the project and receive a monthly fee of four percent (4%) of monthly gross income. On January 1, 2001, TPAMC assigned this contractual agreement to a newly-formed subsidiary Limited Liability Company known as Towne Properties Asset Management Company Ltd., LLC (TPAMC, Ltd.), which is owned 84.7% by TPAMC. Total management fees paid or accrued to TPAMC, Ltd. in 2006 and 2005 were $33,230 and $34,489, respectively. The agreement was for an initial term of one year and is currently on a month-to-month basis. At December 31, 2006 and 2005, the Partnership owed TPAMC, Ltd. $3,032 and $2,949 respectively, for unpaid management fees. TPAMC also provides office and maintenance supplies and personnel, administrative services, and marketing services, and is reimbursed for these expenses by the Partnership.

Also effective August 1, 1992, the Partnership entered into an incentive management agreement with TPAMC, providing for an annual, non-cumulative incentive management fee equal to the lesser of 5% of gross revenues or the Priority Distribution (as defined in the Partnership Agreement) applicable to such year. In no event, however, shall the incentive management fee and the management fee payable under the Management Agreement exceed, in the aggregate, nine percent (9%) of the gross revenues of the Project in any fiscal year. The agreement continues in full force and effect until termination of the Partnership. No incentive management fee was payable for 2006 and 2005.

10.	RESIDENT LEASE AGREEMENTS

Generally, the apartment units are leased to residents for an initial one-year term. Thereafter, residents can extend the lease on a month-to-month basis.

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31,2006 AND 2005
11.	INCOME TAXES

These statements contain no provision for federal income taxes. As a partnership, any income or loss is reported on the tax returns of the respective partners.

The Partnership treats certain items of income and deductions differently for federal income tax purposes than for financial reporting purposes. Following is a reconciliation of financial statement income to federal taxable income:

	2006	2005
Net loss — financial statement	$(130,664)	$(77,490)
Depreciation for federal income tax purposes due to the use of accelerated depreciation methods	884	(3,872)
Allowance for doubtful accounts —deductible when written off	(39)	(702)
Revenue received in advance — taxable when received; recognized when earned for financial reporting:
Current year	7,874	1,233
Prior year	(1,233)	(1,309)

Net loss — federal income tax	$(123,178)	$(82,140)

The Partnership has qualified to receive low-income housing tax credits from the State of Kentucky pursuant to Internal Revenue Code Section 42 totaling $6,329,300. These tax credits are available on an annual basis for a ten-year period commencing with 1993. The annual allocation of $632,930 was available to the Partners as a credit against their federal income taxes payable. As of December 31, 2006 and 2005, all of the tax credits have been utilized by the Partnership. Certain technical requirements must be met and maintained by the Partnership to receive the full allocation of tax credits.

12.	CONTINGENCY

The Partnership’s low-income housing tax credits are contingent on its ability to maintain compliance with applicable sections of Section 42(a) of the Internal Revenue Code. Failure to maintain compliance with occupant eligibility, and/or gross rent, or to correct noncompliance within a specified time period could result in recapture of previously taken tax credits plus interest. In addition, such potential noncompliance may require an adjustment to the contributed capital by the Investor Limited Partner.

SUPPLEMENTARY INFORMATION

CERTIFIED PUBLIC ACCOUNTANTS
INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION
To the Partners of Meadowbrook Apartments Limited Partnership
c/o Joint Development & Mousing Corporation
Our report on our audits of the basic financial statements of Meadowbrook Apartments Limited Partnership for 2006 and 2005 appears on page 1. Those audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The detailed balance sheet and statement of operations schedules are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information, except for that portion marked “unaudited,” on which we express no opinion, has been subjected to the auditing procedures applied in the audits of the basic financial statements, and, in our opinion, the information is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Certified Public Accountants
Cincinnati, Ohio
January 31,2007
Donald R. Harting
Terrence P. Egan
James R. Hochwalt
Charles C. Craft
Randall S. Kuvin
Randolph N. Kramer
David P. Dirksen
Bruce G. Kreinbrink
Kelley G. O’Neil
Julie M. Kline
Dustin C. Fry
Terry L, Yoho
Linda B. Hadley
Alexander P. Kurian
Angela L. Gatto
Erin J. Kliesch
Kevin R. Hagstrom
Michael W. Smith
Jeffrey M. Woeste
Robert L. Hesch
RETIRED
David E, Flagel
Gerald P. Flagel
Arthur J, Huber
Louis G. Homan

DAYTON	CINCINNATI
3400 South Dixie Drive / Dayton, Ohio 45439-2304	9135 Governors Way / Cincinnati, Ohio 45249-2037
phone: (937) 299-3400 / fax: (937) 293-5481 / www.fhf-cpa.com	phone: (513) 774-0300 / fax: (513) 774-7250 / www.fhf-cpa.com

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
DETAILED BALANCE SHEET SCHEDULES

	DECEMBER 31,
	2006	2005
ASSETS
CURRENT ASSETS
Petty cash	$200	$200
Cash in bank	60,191	107,205
Tenant security deposits	49,242	45,340
Tenant accounts receivable, net of allowance for doubtful accounts of $320 and $359 in 2006 and 2005, respectively	3,484	4,858
Project expense loans receivable	59,698	46,129

	172,815	203,732

RESTRICTED DEPOSITS AND FUNDED RESERVES
Replacement reserve deposits	4,711	4,303
Mortgage escrow deposits	27,982	32,184

	32,693	36,487

FIXED ASSETS
Land	495,833	495,833
Land improvements	1,299,759	1,299,759
Buildings	5,883,467	5,883,467
Building equipment	290,085	295,895
Accumulated depreciation	(4,266,407)	(3,987,459)

	3,702,737	3,987,495

OTHER ASSETS
Deferred financing costs, net of accumulated amortization	81,097	88,098

TOTAL ASSETS	$3,989,342	$4,315,812

LIABILITIES AND PARTNERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$10,442	$11,510
Accrued wages and payroll tax	6,135	7,406
Accrued interest payable	20,572	21,547
Tenant security deposit liability	49,242	45,340
Rent deferred credits	7,874	1,233
Current portion of mortgage payable	144,389	129,199

	238,654	216,235

LONG-TERM LIABILITIES
Mortgage note payable	2,583,446	2,727,835
Project expense loans	53,000	53,000

	2,636,446	2,780,835

PARTNERS’ EQUITY
Other partner’s equity	848,271	882,746
Limited partners’ equity	265,971	435,996

	1,114,242	1,318,742

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$3,989,342	$4,315,812

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006		2005
REVENUE
RENTAL INCOME
Apartments	$921,008	*	$918,688	*

VACANCIES
Apartments	114,613	*	76,830	*

RENTAL INCOME LESS VACANCIES	806,395		841,858

FINANCIAL REVENUE
Interest income — miscellaneous	338		347
Interest income — reserve for replacements	67		38

TOTAL FINANCIAL REVENUE	405		385

OTHER REVENUE
Laundry and vending	648		955
NSF and late charges	4,375		5,923
Damages and cleaning fees	4,864		5,094
Forfeited security deposits	400		100
Other revenue (miscellaneous)	13,917		11,092

TOTAL OTHER REVENUE	24,204		23,164

TOTAL REVENUE	$831,004		$865,407

* -	Unaudited

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005
EXPENSES
ADMINISTRATIVE
Advertising	$29,627	$29,815
Other renting expenses	4,021	2,057
Office supplies	1,484	1,442
Management fees	33,230	34,489
Manager or superintendent salaries	40,138	40,815
Legal expenses (project-related issues)	2,305	2,181
Auditing expense	6,870	6,570
Telephone and answering services	4,619	4,630
Bad debts	4,346	1,271
Miscellaneous administrative expenses	5,810	7,761

TOTAL ADMINISTRATIVE	132,450	131,031

UTILITIES
Gas	5,197	4,649
Electricity	10,991	10,807
Water and sewer, less reimbursements	9,587	2,080

TOTAL UTILITIES	25,775	17,536

OPERATING AND MAINTENANCE
Janitor and cleaning supplies	82	829
Extermination	503	739
Garbage and trash removal	5,607	5,582
Grounds payroll	28,015	29,760
Grounds supplies	636	2,971
Repairs payroll	43,603	45,383
Repairs material	28,601	27.790
Snow removal	1,804	5,377
Turnover expense	16,952	11,473
Miscellaneous operating and maintenance	5,947	1,080

TOTAL OPERATING AND MAINTENANCE	131,750	130,984

MEADOWBROOK APARTMENTS LIMITED PARTNERSHIP
DETAILED STATEMENT OF OPERATIONS SCHEDULES (CONTINUED)

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006		2005
TAXES AND INSURANCE
Real estate taxes	$55,237		$54,931
Miscellaneous taxes, licenses and permits	7,543		6,424
Property and liability insurance (hazard)	33,343		22,920

TOTAL TAXES AND INSURANCE	96,123		84,275

FINANCIAL EXPENSES
Interest on mortgage note payable	252,382		263,564

DEPRECIATION AND AMORTIZATION
Depreciation	316,187		308,496
Amortization	7,001		7,001

TOTAL DEPRECIATION AND AMORTIZATION	323,188		315,497

TOTAL EXPENSES	961,668		942,897

NET LOSS	$(130,664)		$(77,490)

OTHER ITEMS

Amount of principal paid	$129,199		$118,060

Deposits made to replacement reserve	35,400		35,400

Disbursements made from replacement reserve	35,059		38,923

Occupancy percentage — end of year	93%	*	87%	*

*	-	Unaudited